SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549




                                     FORM 8-K
                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            October 11, 2004
                                                            ----------------


                           Gold Banc Corporation, Inc.
                           ---------------------------
              (Exact name of Registrant as specified in its charter)

            Kansas                    0-28936                  48-1008593
            ------                    -------                  ----------
   (State of Incorporation)      (Commission File          (I.R.S. Employer
                                      Number)            Identification Number)


                   11301 Nall Avenue, Leawood, Kansas 66211
                   ----------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


                                (913) 451-8050
                                --------------
             (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)

Item 1.02   Termination of a Material Definitive Agreement

      On October 11, 2004, the Registrant issued a press release announcing that it had terminated its Agreement and Plan of Merger, dated January 24, 2004, with Silver Acquisition Corp. ("Silver") and SAC Acquisition Corp. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits


Exhibit Number    Description
--------------    -----------

99.1              Press Release, dated October 11, 2004



                                         SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    GOLD BANC CORPORATION, INC.


Dated: October 11, 2004
                                    By:  /s/ Rick J. Tremblay
                                        --------------------------------
                                        Rick J. Tremblay
                                        Executive Vice President and
                                        Chief Financial Officer



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